UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 26, 2006

IOMEGA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12333	86-0385884
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10955 Vista Sorrento Parkway, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

(858) 314-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition

On January 26, 2006, Iomega Corporation announced its financial results for the quarter and full year ended December 31, 2005 in a press release entitled, “Iomega Reports 2005 Fourth Quarter and Full Year Results”. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.6 to this Current Report on Form 8-K.

We use in the attached press release certain non-GAAP financial measures, including non-GAAP, adjusted operating income. As used herein, "GAAP" refers to accounting principles generally accepted in the United States. These non-GAAP financial measures exclude restructuring and other non-recurring charges from the directly comparable GAAP measures. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. We believe the non-GAAP measures are useful to investors because they provide an alternative method for measuring the operating performance of our business, excluding certain non-recurring items that would normally be included in the most directly comparable GAAP financial measure. Our management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating our operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

The information in this Form 8-K (including Exhibit 99.6) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits. The exhibit listed on the Exhibit Index is filed as a part of this Current Report on Form 8-K and is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2006

IOMEGA CORPORATION
(Registrant)

By: /s/ Thomas D. Kampfer
Thomas D. Kampfer
Executive Vice President, Interim Chief
Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.6	Press Release issued on January 26, 2006 announcing Iomega Corporation’s fourth quarter 2005 financial results and entitled, “Iomega Reports 2005 Fourth Quarter and Full Year Results”.

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